UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2025, Matinas BioPharma Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”), an aggregate of 3,300 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), initially convertible into up to 5,631,404 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with a stated value of $1,000 per share (the “Stated Value”), and warrants (the “Warrants”) to purchase up to an aggregate of 200% of the shares of Common Stock into which the shares of Preferred Stock are initially convertible, or 11,262,808 shares of Common Stock, for an offering price of $1,000 per share of Preferred Stock and accompanying Warrants. The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing.

Pursuant to the Purchase Agreement, on February 13, 2025, the Company issued and sold in an initial closing of the Offering (the “Initial Closing”), 1,650 shares of Preferred Stock, initially convertible into up to 2,815,702 shares of Common Stock, and accompanying Warrants, initially exercisable for up to 5,631,404 shares of Common Stock, for gross proceeds to the Company of $1.65 million. On the date on which the Company obtains shareholder approval (“Shareholder Approval”) for the issuance of the Preferred Stock and Warrants, as may be required by the rules and regulations of NYSE American LLC (the “NYSE”), including Section 713 of the NYSE American Company Guide, and such other proposals as reasonably determined by the Company, the Company will issue and sell, in a second closing of the Offering (the “Second Closing”), 1,650 shares of Preferred Stock, initially convertible into up to 2,815,702 shares of Common Stock, and accompanying Warrants, initially exercisable for up to 5,631,404 shares of Common Stock, for gross proceeds to the Company of $1.65 million.

The Company is required to use its reasonable best efforts to obtain Shareholder Approval by April 10, 2025. If the Company does not obtain Shareholder Approval at the first meeting of the Company’s shareholders (the “Initial Shareholder Meeting”) at which Shareholder Approval is sought, the Company is required to call a meeting of shareholders every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Preferred Stock and Warrants are no longer outstanding.

The shares of Preferred Stock and Warrants are being sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The shares of Common Stock underlying the Preferred Stock and Warrants will be issued pursuant to the same exemption or pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.

Pursuant to the Purchase Agreement, the Company is required to file a registration statement with the Securities and Exchange Commission (“SEC”) to register for resale the shares of Common Stock underlying the Preferred Stock and Warrants. The registration statement must be filed with the SEC no later than the 15th calendar day following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Pursuant to the Purchase Agreement, the Company filed a certificate of designation (the “Certificate of Designation”) on February 13, 2025, with the Delaware Secretary of State designating the rights, preferences and limitations of the shares of Preferred Stock, which provides that, upon Shareholder Approval, the Preferred Stock shall vote with holders of outstanding shares of Common Stock, voting together as a single class, with each share of Preferred Stock entitled to vote on an as-converted basis based on a conversion price of $0.6393 pursuant to the rules and regulations of the NYSE (the “Voting Conversion Price”). If the Company does not obtain Shareholder Approval at the Initial Shareholder Meeting, or if such meeting is adjourned, postponed or cancelled for any reason, each holder of Preferred Stock will be entitled to vote on an as-converted basis based on the Voting Conversion Price, provided that such holders in the aggregate will be prohibited from voting in excess of 1,016,888 shares of Common Stock, calculated on an as-converted basis, representing 19.99% of the number of shares of Common Stock outstanding immediately prior to the date of the Purchase Agreement (the “19.99% Limit”), subject to adjustment. In the event of such vote, each holder of Preferred Stock will be entitled to vote on a pro rata basis such that the aggregate voting amount does not exceed the 19.99% Limit. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the then holders of the Preferred Stock are entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to 100% of the Stated Value, in preference and priority to the Common Stock. The holders of Preferred Stock will be entitled to dividends, on an as-converted basis, equal to dividends actually paid, if any, on shares of Common Stock. From and after the date of Shareholder Approval, each share of Preferred Stock will be convertible, at the option of the holder, into that number of shares of Common Stock determined by dividing the Stated Value by $0.586 (the “Conversion Price”); provided, however, that if Shareholder Approval is not obtained at the Initial Shareholder Meeting, or such meeting is adjourned, postponed or cancelled for any reason, the Preferred Stock will only be convertible into up to an aggregate of 1,016,888 shares of Common Stock, representing the 19.99% Limit, subject to adjustment, until such time as Shareholder Approval is obtained. Such aggregate amount will include any shares of Common Stock issuable upon exercise of the Warrants. The Conversion Price may be adjusted pursuant to the Certificate of Designation for stock dividends and stock splits, subsequent rights offering, pro rata distributions of dividends or the occurrence of a Fundamental Transaction (as defined in the Certificate of Designation). In addition, from and after the date of the Initial Shareholder Meeting, the Conversion Price is subject to adjustment for certain dilutive issuances of Common Stock, as more fully described in the Certificate of Designation. A holder of Preferred Stock will not have the right to convert any portion of its Preferred Stock if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder may increase or decrease the beneficial ownership limitation up to 9.99%, provided, however, that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice of such change to the Company. No holders of Preferred Stock will, as holders of Preferred Stock, have any preemptive rights to purchase or subscribe for Common Stock or any of the Company’s other securities. The shares of Preferred Stock are not redeemable by the Company.

The Warrants are exercisable upon Shareholder Approval at an exercise price equal to 110% of the Conversion Price, or $0.6446 per share, and will expire on the five-year anniversary of the date of Shareholder Approval; provided, however, that if Shareholder Approval is not obtained at the Initial Shareholder Meeting, or such meeting is adjourned, postponed or cancelled for any reason, the Warrants will only be exercisable into up to an aggregate of 1,016,888 shares of Common Stock, representing the 19.99% Limit, subject to adjustment, until such time as Shareholder Approval is obtained. Such aggregate amount will include any shares of Common Stock issuable upon conversion of the Preferred Stock. The exercise price of the Warrants may be adjusted for stock dividends and stock splits, subsequent rights offering, pro rata distributions of dividends or the occurrence of a Fundamental Transaction (as defined in the Form of Warrant). In addition, from and after the date of the Initial Shareholder Meeting, the exercise price of the Warrants is subject to adjustment for certain dilutive issuances of Common Stock, as more fully described in the Form of Warrant. A holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder may increase or decrease the beneficial ownership limitation up to 9.99%, provided, however, that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice of such change to the Company. If the trailing five (5) day VWAP (as defined the Warrants) is 300% higher than the initial exercise price of the Warrants, the Company shall have the right but not the obligation to redeem any of the unexercised portion of the Warrant (the “Call Amount”). Subject to the terms and conditions of the Warrants, upon such a redemption, the holders of the Warrants shall exercise the Warrants for up to the Call Amount.

Pursuant to the Purchase Agreement, commencing on the date of the Initial Closing until such time as the Purchasers no longer own at least 10% of the outstanding shares of Common Stock on a fully diluted, as-converted basis, the Purchasers will be entitled to nominate one director to serve on the Board of Directors of the Company (the “Board”), who will initially be Dr. Robin Smith. Commencing on the date of the Second Closing until such time as the Purchasers no longer own at least 30% of the outstanding shares of Common Stock on a fully diluted, as-converted basis, the Purchasers will be entitled to nominate one additional director to serve on the Board.

In connection with the Offering, the Company has agreed to reimburse the Purchasers for reasonable and documented fees and expenses incurred in connection with the Offering in an amount not to exceed $300,000, with not less than $150,000 payable at the Initial Closing.

Under the Purchase Agreement, for a period of nine months from the date of the Initial Closing, the Company and its subsidiaries are prohibited from issuing, entering into any agreement to issue, or announcing the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, subject to certain exceptions.

The foregoing summaries of the Purchase Agreement, the Certificate of Designation and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by the form of Purchase Agreement, the Certificate of Designation and the form of Warrant attached as Exhibits 10.1, 3.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the agreements and are subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Initial Closing Date, the Board, on the recommendation of its Nominating and Corporate Governance Committee, appointed Robin Smith director of the Company. The Board appointed Dr. Smith to serve as a member of the Board’s Audit and Nominating and Corporate Governance Committees. The Board has determined that Dr. Smith (i) is independent under the rules of the NYSE, (ii) meets the heightened standards of independence for compensation and audit committee membership under the applicable rules of the SEC and NYSE and (iii) qualifies as an “audit committee financial expert” under the criteria set forth in Item 407(d)(5) of Regulation S-K.

Dr. Smith, age 60, has been a Managing Partner of BRM Holdings, a privately-held strategic and investment advisory firm, since 2015. From 2006 until 2015, Dr. Smith was chairman and chief executive officer of Lisata Therapeutics, Inc., a publicly-traded stem-cell bank (NASDAQ: LSTA) (formerly Neostem, Inc.). From October 2019 to December 2023, Dr. Smith served on the board of directors of Cellularity Inc, a publicly-traded cellular and regenerative medicine company (NASDAQ: CELU). From February 2020 to May 2022, Dr. Smith served on the board of directors of ServiceSource International, Inc., a publicly-traded customer journey experience company (NASDAQ: SREV) that was acquired in 2022 by Concentrix Corporation, and served on its nominating and governance committee. From December 2019 to November 2021, Dr. Smith served on the board of directors of Sorrento Therapeutics, a former publicly-traded clinical and commercial stage biopharmaceutical company (NASDAQ: SRNE). From February 2019 to May 2020, Dr. Smith served on the board of directors of Seelos Therapeutics, a publicly-traded clinical-stage biopharmaceutical company (NASDAQ: SEEL), and served on its audit and compensation committees. Prior to 2019, Dr. Smith served on the boards of multiple publicly-traded biopharmaceutical companies. Dr. Smith received her B.A. from Yale University and her M.D. from the Yale School of Medicine. She holds an M.B.A. from the Wharton School of Business, completed the Stanford University Directors Program, and received an honorary Doctor of Science degree from Thomas Jefferson Medical College.

Dr. Smith will be compensated in accordance with the Company’s standard non-employee director compensation plan.

Dr. Smith was nominated to the Board pursuant to the Purchase Agreement as a condition to the Initial Closing of the Offering, as more fully described under Item 1.01 of this Current Report. There are no related party transactions between the Company and Dr. Smith reportable under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01 Other Events

On February 13, 2025, the Company issued a press release announcing the Offering, the appointment of Dr. Smith and the retirement of Mr. Conrad. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

No.	Description

3.1	Form of Certificate of Designation of Series C Convertible Preferred Stock
4.2	Form of Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release, dated February 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: February 13, 2025	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

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